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Annual Report


October 31, 1999



GRAND PRIX FUND

November 1999

Dear Fellow Shareholder,

Grand Prix Fund provided a total return of 131.5% for Class A shares compared to 25.7% for the S&P 500 for the fiscal year ended October 31, 1999. Since inception, the Fund's return for Class A shares is 233.8% versus 44.0% for the S&P 500. The Fund ranked among the top 3 growth funds among 980 growth funds for 12 months ending September 30, 1999 according to Lipper.

The stock market has been dominated by large cap stocks for the nearly two years that Grand Prix Fund has been in existence. Our research indicates that market cap has a significant influence on stock price behavior. We try to "model" the portfolio with those market caps that are leading the stock market based on our selection criteria. Accordingly, about 80% of the Fund was constructed with large and mid cap stocks at fiscal year end.

The "flex-cap" nature of the Fund provides this important advantage.

As you read through this report, you will find that the Fund held 25 stocks compared to about 135 for the typical stock fund at fiscal year end. This so-called "focus" fund approach put more money into the best stocks. No big bets are made in any particular issue as purchases for each position are kept to similar dollar amounts. Our reason for even-weighting position is simple; no investor ever really knows beforehand which stocks will go up or down in any portfolio.

The Fund employs a "quantitative" approach to stock selection using an earnings and price momentum strategy. It has become increasingly difficult to forecast stock prices using the traditional P/E approach due to a seemingly overvalued stock market in which many stocks trade at unprecedented high P/E's. For example, JDS Uniphase was purchased in the Fund in early 1999 at a then P/E of 81X . It never traded above a P/E of 10 in 1997. Based on historical P/E's, it was impossible to forecast the stock soaring to a 300 P/E where it now trades.

Our quantitative approach seeks to select the best stocks without regard to sector or industry. As a result, the Fund frequently will have sizable sector or industry weightings. As of October 31, 1999, the Fund was invested in 7 industries compared to 107 industries which comprise the S&P 500 Index. Software industry holdings represented 24.9% of assets versus 7.0% for the S&P 500. It should be kept in mind that a Fund can not dramatically outperform the S&P 500 if it has the same industry make-up and weighting as the S&P 500.

Heading into a Presidential election year, we view Y2K prospects as being favorable for the stock market. The stock market has not declined in a Presidential election year since John F. Kennedy was elected in 1960. The 13th bull market since World War II is just beginning its second year and bull markets typically last 3-4 years. The economic backdrop is encouraging with an expanding economy and rising profits. We estimate profits for the stock held in the Fund to rise on average 65% in 2000 and well in excess of expected corporate profits growth of only 10%. We feel the Fund is well-positioned at this time.

We feel comfortable with the economy and the stock market entering the new fiscal year, but stand ready to make changes in the Fund in response to ever-changing economic and stock market developments in the year ahead.

Sincerely,

Robert Zuccaro, CFA
President

Graph
                                          01/01/98    10/31/98  10/31/99
                                          --------    --------  --------
Grand Prix Fund - Class A Shares (NAV)    $10,000     $14,419   $33,382
Grand Prix Fund - Class A Shares (Load)   $10,000     $13,667   $31,641
S&P 500 Index                             $10,000     $11,463   $14,405


                                                      08/05/99  10/31/99
                                                      --------  --------
Grand Prix Fund - Class C Shares (NAV)                $10,000   $13,708
Grand Prix Fund - Class C Shares (Load)               $10,000   $13,571
S&P 500 Index                                         $10,000   $10,473


TOTAL RETURN
For the period ended October 31, 1999
                                                              Annualized
                                          One Year         Since Inception
                                          --------         ----------------
Grand Prix Fund - Class A Shares (NAV)    131.51%               93.04%
Grand Prix Fund - Class A Shares (Load)   119.34%               87.48%
S&P 500 Index                              25.67%               22.03%

                                                             08/05/99 (1)
                                                           through 10/31/99
                                                           ----------------
Grand Prix Fund - Class C Shares (NAV)                          37.08%
Grand Prix Fund - Class C Shares (Load)                         35.72%
S&P 500 Index                                                   4.73%
(1) commencement of operations.

These charts assume an initial gross investment of $10,000 made on 12/31/97 and 8/05/99 (since inception) for the Class A Shares and Class C Shares, respectively, and the Standard & Poor's 500 Index (S&P 500) on each date. The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends and capital gains. Past performance is not predictive of future performance. Absent expense reimbursements and fee waivers, total returns would be reduced. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.


Grand Prix fund
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
      Investments, at value(cost $ 83,806,457)                                      $ 110,451,309
      Cash                                                                               2,327,349
      Receivable for investments sold                                                    2,646,687
      Capital shares sold                                                                5,175,249
      Dividends and interest receivable                                                     28,979
      Organizational expenses, net of accumulated amortization                              50,396
      Other assets                                                                          18,938
                                                                                  -----------------
      Total Assets                                                                     120,698,907

                                                                                  -----------------

LIABILITIES:

      Loan Payable                                                                      10,000,000
      Payable for sercurities purchased                                                  7,992,106
      Capital shares redeemed                                                              282,630
      Payable to Advisor                                                                    64,152
      Accrued expenses and other liabilities                                               130,357
                                                                                  -----------------
      Total Liabilities                                                                 18,469,245
                                                                                  -----------------
NET ASSETS                                                                           $ 102,229,662
                                                                                  =================

NET ASSETS CONSIST OF:

      Capital stock                                                                   $ 75,907,111
      Accumulated undistributed net realized loss on investments sold                     (322,301)
      Net unrealized appreciation on investments                                        26,644,852
                                                                                  -----------------
      Total Net Assets                                                               $ 102,229,662
                                                                                  =================

CLASS A SHARES:

      Net assets                                                                      $ 92,499,551
      Shares of beneficial interest outstanding (500,000,000 shares of
             $.01 par value authorized )                                                 3,279,366
      Net asset value and redemption price per share                                        $28.21
                                                                                  =================
      Maximum offering price per share (100/94.75 of $28.21)                                $29.77
                                                                                  =================

CLASS C SHARES:

      Net assets                                                                       $ 9,730,111
      Shares of beneficial interest outstanding (500,000,000 shares of
             $.01 par value authorized )                                                   345,439
      Net asset value and redemption price per share                                       $ 28.17
                                                                                  =================
      Maximum offering price per share (100/99 of $28.17)                                  $ 28.45
                                                                                  =================


                 See notes to the financial statements.

Grand Prix Fund
STATEMENT OF OPERATIONS - YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
      Interest income                                                              $ 85,513
      Dividend income                                                                37,327
                                                                            ----------------
      Total investment income                                                       122,840
                                                                            ----------------


EXPENSES:

      Investment advisory fee                                                       389,762
      Administration fee                                                             49,734
      Shareholder servicing and accounting costs                                    135,325
      Custody fees                                                                   17,444
      Federal and state registration                                                 55,698
      Professional fees                                                              85,964
      Reports to shareholders                                                        21,875
      Directors' fees and expenses                                                    1,589
      Amortization of organizational expenses                                        16,795
      Distribution expense - Class A shares                                          95,437
      Distribution expense - Class C shares                                           8,019
      Other                                                                           2,746
                                                                             ----------------
           Total operating expenses before reimburement and                         880,388
           interest expense

      Less: Reimbursement from Advisor                                             (204,561)
                                                                            ----------------
           Total operating expenses before interest expense                         675,827
      Interest expense                                                               17,875
                                                                            ----------------
           Total expenses                                                           693,702
                                                                            ----------------
NET INVESTMENT LOSS                                                                (570,862)
                                                                            ----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

      Net realized gain on investment transactions                                  260,879
      Change in unrealized appreciation/depreciation on investments              26,470,077

                                                                            ----------------
      Net realized and unrealized gain on investmnets                            26,730,956
                                                                            ----------------

NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                                          $ 26,160,094
                                                                            ================




                     See notes to the financial statements.


GRAND PRIX FUND
STATEMENT OF CASH FLOWS - YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

CASH PROVIDED (USED) BY FINANCING ACTIVITES
Sales of Capital Shares                                                                  $ 92,563,756
Repurchases of Capital Shares                                                             (18,089,596)
                                                                             -------------------------
Cash Provided by Capital Share Transactons                                                 74,474,160
Cash Provided by Borrowings                                                                10,000,000
Distributions Paid in Cash*                                                                         0
                                                                             -------------------------
                                                                                                             $ 84,474,160
                                                                                                        ------------------

CASH PROVIDED (USED) BY OPERATIONS:

Purchases of Investments                                                                 (376,867,655)
Net puPurchases of Short-Term Investments                                                  (4,097,455)
Proceeds from Sales of Investments                                                        304,198,613
                                                                             -------------------------
                                                                                          (76,766,497)
                                                                             -------------------------

Net Investment Loss                                                                          (570,862)
Net Change in Receivables/Payables Related to Operations                                   (4,809,452)
                                                                             -------------------------
                                                                                           (5,380,314)
                                                                             -------------------------
                                                                                                              (82,146,811)
                                                                                                        ------------------

Net Increase in Cash                                                                                            2,327,349
Cash, Beginning of Year                                                                                                 0
                                                                                                        ------------------
Cash, End of Year                                                                                     $         2,327,349
                                                                                                        ==================


*Non-cash financing activities include reinvestment of dividends of $312,180.


Grand Prix Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                     DECEMBER 31,1997 (1)
                                                                                YEAR ENDED               THROUGH
                                                                             OCTOBER 31, 1999        OCTOBER 31, 1998
                                                                           ---------------------   ---------------------
OPERATIONS:
      Net investment loss                                                            $ (570,862)              $ (10,705)
      Net realized gain on investment transactions                                      260,879                 296,012
      Change in unrealized apperciation/depreciation on investments                  26,470,077                 174,775
                                                                           ---------------------   ---------------------
       Net increase in net assets resulting from operations                           26,160,094                 460,082
                                                                           ---------------------   ---------------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM
      NET REALIZED GAINS                                                            (312,180)                          -
                                                                           ---------------------   ---------------------

CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                                      92,563,756               1,045,326
      Shares issued to holders in reinvestment of dividends                             312,180
      Cost of shares redeemed                                                       (18,089,596)                (10,000)
                                                                           ---------------------   ---------------------
      Net increase in net assets resulting from capital share transactions           74,786,340               1,035,326
                                                                           ---------------------   ---------------------

TOTAL INCREASE IN NET ASSETS                                                        100,634,254               1,495,408

NET ASSETS:
      Beginning of period                                                             1,595,408                 100,000
                                                                           ---------------------   ---------------------
      End of period                                                               $ 102,229,662             $ 1,595,408
                                                                           =====================   =====================


        (1)Commencement of operations.


                     See notes to the financial statements.


GRAND PRIX FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                                                  Class C Shares      Class A Shares
                                                             Class A Shares       August 5, 1999(1)  December 31, 1997(1)
                                                               Year Ended            through              through
                                                            October 31, 1999     October 31, 1999    October 31, 1998
                                                            -----------------    -----------------   ------------------
Per Share Data:

Net asset value, beginning of period                                 $ 14.42              $ 20.55              $ 10.00
                                                            -----------------    -----------------   ------------------

Income from investment operations:

             Net investment loss                                       (0.32)(6)            (0.13)(6)            (0.10)
             Net realized and unrealized gains on investments          16.74                 7.75                 4.52
                                                            -----------------    -----------------   ------------------
             Total from investment operations                          16.42                 7.62                 4.42
                                                            -----------------    -----------------   ------------------

Less distributions from net realized gains                           (2.63)                    -                      -
                                                            -----------------    -----------------   ------------------

Net asset value, end of period                                       $ 28.21              $ 28.17              $ 14.42
                                                            =================    =================   ==================

Total Return (2)(3)                                                  131.51%               37.08%               44.20%

Supplemental data and ratios:

      Net assets, end of period (000's)                             $ 92,500              $ 9,730              $ 1,595

      Ratio of operating expenses to average net assets(4)             1.72%                2.47%                1.65%

      Ratio of interest expense to average net assets(4)               0.04%                0.19%                    -

      Ratio of net investment loss to average net assets(4)           (1.45%)              (2.41%)              (1.03%)

      Portfolio turnover rate(5)                                       764.3%               764.3%               521.6%



   (1)Commencement of operations.
   (2)Not annualized.
   (3)The total return does not reflect the 5.25% and 1.00% front-end sales charge for the Class A and Class C Shares, respectively.
   (4)Net of reimbursements and waivers. Without reimbursements and waivers, the ratio of operating expenses to average net assets for the Class A Shares for the periods ended October 31, 1999 and October 31, 1998 would have been 2.24% and 15.93%, repectively, and for the Class C Shares for the period ended October 31, 1999 would have been 3.14%. The ratio of net investment loss to average net assets for the Class A Shares for the periods ended October 31, 1999 and October 31, 1998 would have been (1.97)% and (15.31)%, repectively, and for the Class C Shares for the period ended October 31, 1999 would have been (3.08)%.
   (5)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (6)Net investment loss per share represents net investment loss divided by the monthly average shares of beneficial interest outstanding.

                     See notes to the financial statements.


GRAND PRIX FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 1999
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
   ------                                                                                  ------
                 COMMON STOCKS - 104.0%
                 COMPUTERS - 9.7%
      20,000     Apple Computer, Inc. *                                                   $ 1,602,500
      65,000     Gateway Inc.*                                                              4,294,063
      38,000     Sun Microsystems, Inc.*                                                    4,020,875
                                                                                      ----------------
                                                                                            9,917,438
                                                                                      ----------------

                 COMPUTER SERVICES - 4.1%
      33,000     Sapient Corporation*                                                       4,219,875
                                                                                      ----------------

                 COMPUTER STORAGE DEVICES - 4.9%
      46,000     VERITAS Software Corporation*                                              4,962,250
                                                                                      ----------------

                 ENERGY - 3.8%
      67,000     Calpine Corporation*                                                       3,860,875
                                                                                      ----------------

                 SEMICONDUCTORS - 20.7%
      45,000     Applied Micro Circuits Corporation*                                        3,501,563
      30,000     Microchip Technology Incorporated*                                         1,998,750
      40,000     QLogic Corporation*                                                        4,165,000
      44,000     SDL, Inc.*                                                                 5,425,750
      55,000     TriQuint Semiconductor, Inc.*                                              4,400,000
      22,000     Xilinx, Inc.*                                                              1,729,750
                                                                                      ----------------
                                                                                           21,220,813
                                                                                      ----------------

                 SOFTWARE - 24.9%
      60,600     Adobe Systems Incorporated                                                 4,238,212
      59,000     Business Objects S.A. - ADR*                                               4,248,000
      40,000     Check Point Software Technologies Ltd.*                                    4,627,500
      60,000     i2 Technologies, Inc.*                                                     4,736,250
      60,000     Legato Systems, Inc.*                                                      3,225,000
      40,000     Siebel Systems, Inc.*                                                      4,392,500
                                                                                      ----------------
                                                                                           25,467,462
                                                                                      ----------------

                 TELECOMMUNICATIONS - 7.8%
      32,000     Telephone and Data Systems, Inc.                                           3,688,000
      48,000     United States Cellular Corporation*                                        4,248,000
                                                                                      ----------------
                                                                                            7,936,000
                                                                                      ----------------



                     See notes to the financial statements.



   SHARES                                                                                  VALUE
   -------                                                                                 ------

                 TELECOMMUNICATION EQUIPMENT - 23.7%
      40,000     Comverse Technology, Inc.*                                               $ 4,540,000
      45,000     E-Tek Dynamics, Inc.*                                                      2,998,125
      33,000     JDS Uniphase Corporation*                                                  5,506,875
      40,000     Nokia Oyj - ADR                                                            4,622,500
      40,000     Powerwave Technologies, Inc.*                                              2,602,500
      18,000     QUALCOMM Incorporated*                                                     4,009,500
                                                                                      ----------------
                                                                                           24,279,500
                                                                                      ----------------

                 UNIT INVESTMENT TRUST - 4.4%
      34,000     Nasdaq - 100 Shares*                                                       4,471,000
                                                                                      ----------------

                 TOTAL COMMON STOCKS (Cost $79,690,361)                                   106,335,213
                                                                                      ----------------


 PRINCIPAL
   AMOUNT
   ------

                 SHORT-TERM INVESTMENTS - 4.0%
                 VARIABLE RATE DEMAND NOTES# - 4.0%
 $ 4,116,096     Firstar Bank, 5.1588%                                                    $ 4,116,096
                                                                                      ----------------

                 TOTAL SHORT-TERM INVESTMENTS (Cost $4,116,096)                             4,116,096
                                                                                      ----------------

                 TOTAL INVESTMENTS - (COST $83,806,457) - 108.0%                          110,451,309

                 Liabilities, less Other Assets - (8.0%)                                   (8,221,647)
                                                                                      ----------------

                 TOTAL NET ASSETS - 100.0%                                              $ 102,229,662
                                                                                      ================

* Non-income producing security.

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 1999.


                     See notes to the financial statements.


GRAND PRIX FUND
NOTES TO THE FINANICAL STATEMENTS - OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION

The Grand Prix Funds, Inc. ( the "Corporation") was incorporated on October 30, 1997 as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company act of 1940 (the "1940 Act"). The Corporation is authorized to issue its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Corporation currently offers one series of shares: The Grand Prix Fund (the "Fund"). The shares of common stock of the Fund are further divided into two classes: Class A and Class C. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares. The Fund commenced investment operations on December 31, 1997. Effective December 1, 1998, the Fund changed from a no-load mutual fund to a load fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(A) INVESTMENT VALUATION - Securities are stated at value. Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the average of the latest bid and asked prices. Debt securities (other that short-term instruments) are valued at prices furnished by a pricing service. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Target Investors (the "Advisor") pursuant to guidelines established by the Board of Directors.

(B) ORGANIZATION COSTS - Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities. If any of the original shares of the Fund purchased by the initial shareholder are redeemed prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

(C) FEDERAL INCOME AND EXCISE TAXES - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

(d) DISTRIBUTION TO SHAREHOLDERS - Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at October 31, 1999, reclassifications were recorded to decrease undistributed net investments loss by $570,862, decrease undistributed net realized gain on investments by $565,363, and decrease capital stock by $5,499.

(e) SECURITIES TRANSACTION AND INVESTMENT INCOME - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3. SHARES OF BENEFICAL INTEREST

Transactions in shares of beneficial interest for the periods ending October 31 were as follows:

1999

                              $          SHARES
                              --        ---------
CLASS A SHARES:
Shares sold            $84,276,270     3,988,061
Shares issued to
  holders in
  reinvestment of
  dividends              312,180        21,770
Shares redeemed        (18,069,123)    (841,135)
                       ------------    ---------
Net increase           $66,519,327     3,168,696
                       ===========

SHARES OUTSTANDING:
Beginning of period                      110,670
                                       ---------
End of period                          3,279,366
                                       =========


CLASS C SHARES
Shares sold           $ 8,287,486        346,298
Shares issued to
  holders in
  reinvestment of
  dividends                    --            --
Shares redeemed          (20,473)         (859)
                         --------         -----
Net increase          $ 8,267,013        345,439
                      ===========

SHARES OUTSTANDING:
Beginning of period                        --
                                         --------
End of period                            345,439
                                      ===========

TOTAL INCREASE        $ 74,786,340
                       ===========


1998

                              $            SHARES
                             --          ---------
CLASS A SHARES:
Shares sold           $ 1,045,326        101,364
Shares redeemed          (10,000)         (694)
                         --------         -----
Net increase          $ 1,035,326        100,670

SHARES OUTSTANDING:
Beginning of period                       10,000
                                         -------
End of period                            110,670
                                       =========



4. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Fund for the year ended October 31, 1999 are summarized below. There were no purchases of sales of long-term U.S. government securities.

Purchases                        $384,852,276
Sales                            $306,845,300

At October 31, 1999, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $85,623,699 were as follows:

Unrealized appreciation           $26,657,229
Unrealized depreciation           (1,829,619)
                                  -----------
Net unrealized appreciation on
  investments                     $24,827,610
                                  ===========

5. CREDIT FACILITY

Firstar Bank, N.A. (the "Bank") has made available to the Fund a $12 million credit facility pursuant to a Loan and Security Agreement ("Agreement") dated September 27, 1999 for the purpose of purchasing portfolio securities. For the period September 27, 1999 to October 31, 1999, the interest rate on the outstanding principal amount was the Bank's Prime Rate (weighted average rate of 8.25% during the year ended October 31, 1999). Advances are collateralized by a first lien against the Fund's assets. During the year ended October 31,1999, the Fund had an outstanding average daily balance of $257,534. The maximum amount outstanding during the year ended October 31, 1999, was $10,000,000. Interest expense amounted to $17,875 for the year ended October 31, 1999. At October 31, 1999, the Fund had a loan payable balance of $10,000,000 and the assets collateralizing the Agreement amounted to $120,698,907.

6. INVESTMENT ADVISOR

The Fund has as agreement with the Advisor, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Advisor is compensated at an annual rate of 1.00% of average daily net assets of the Fund . For the fiscal period ending October 31, 1999, the Advisor agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to the extent necessary to ensure that the Fund's total operating expenses did not exceed 1.72% and 2.47% of the average net assets of the Class A and Class C shares, respectively. During the period ended October 31, 1999, the Advisor waived investment advisory fees totaling $ 204,561.

7. SERVICE AND DISTRIBUTION PLAN

The Fund has adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets for the Class A shares and up to 1.00% for the Class C shares. The currently approved rate is 0.25% and 1.00% of average daily assets for the Class A and Class C shares, respectively. Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses other than current shareholders and the printing and mailing of sales literature. The Fund incurred $95,437 for the Class A Shares and $8,019 for the Class C Shares pursuant to the Plans for the year ended October 31, 1999.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report may be distributed to others only if preceded or accompanied by a current prospectus. The Grand Prix Fund is distributed by T.O. Richardson
Securities, Inc., a member of the NASD.


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of the

Grand Prix Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Grand Prix Fund (the Fund), as of October 31, 1999, the related statements of operations, cash flows and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Grand Prix Fund at October 31, 1999, and the results of its operations, cash flows and changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


                                                      /s/ Ernst & Young

Milwaukee, Wisconsin
November 19, 1999


Grand Prix Fund
P.O. Box 701
Milwaukee, WI  53201


For Fund information and literature, call 800-307-4880.


For account balances, prices, and other information about your Grand Prix account, call 800-432-4741.